SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                        Amendment No. 1 to Current Report


                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                                October 15, 2003
                Date of Report (Date of Earliest Event Reported)


                               ROGERS CORPORATION
             [Exact name of Registrant as specified in its charter]


       Massachusetts                       1-4347                06-0513860
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
incorporation or organization)             Number)           Identification No.)


       One Technology Drive
       P.O. Box 188
       Rogers, Connecticut                                     06263-0188
(Address of principal executive offices)                       (Zip Code)


                                 (860) 774-9605
              (Registrant's telephone number, including area code)






     On October 15, 2003, Rogers Corporation (the "Registrant") filed a Current Report on Form 8-K reporting the announcement of its third quarter 2003 results. The Registrant hereby amends the Current Report on Form 8-K to read as set forth below.



Item 7.   Financial Statements and Exhibits


(c)  Exhibits


     99.1 Press Release, dated October 15, 2003, issued by Rogers Corporation (previously filed as an exhibit to our Current Report on Form 8-K filed with the Commission on October 15, 2003).



Item 12.  Results of Operations and Financial Condition.

     In a Press Release dated October 15, 2003, the Registrant announced its third quarter 2003 results. The Registrant's Press Release is furnished herewith as Exhibit 99.1.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ROGERS CORPORATION
                                                   (Registrant)


                                                    By /s/James M. Rutledge
                                                       --------------------
                                                    James M. Rutledge
                                                    Vice President, Finance and
                                                    Chief Financial Officer

Date:  November 21, 2003